Intangible Assets	12 Months Ended
Mar. 31, 2015
Goodwill and Intangible Assets Disclosure [Abstract]
Intangible Assets

4. INTANGIBLE ASSETS

Intangible assets include intellectual properties relating to the Prolieve technology, acquired at a cost of $2.5 million. These assets are being amortized on a straight-line basis over ten years; amortization expense was $246,212, $246,212 and $225,730 for the years ended March 31, 2015, 2014 and 2013, respectively.

Future amortization expense related to the net carrying amount of intangible assets is estimated to be as follows:

2016	$246,212
2017	246,212
2018	246,212
2019	246,212
2020	246,212

Sub-total	1,231,060

2021 and thereafter	535,272

Total	$1,766,332